EXHIBIT 10.02
Execution Version
THIRD FORBEARANCE AGREEMENT

THIS THIRD FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of March 31, 2009, by and among Pacific Ethanol Holding Co. LLC (“Holding”), Pacific Ethanol Madera LLC (“Madera”), Pacific Ethanol Columbia, LLC (“Columbia”), Pacific Ethanol Stockton, LLC (“Stockton”) and Pacific Ethanol Magic Valley, LLC (“Magic Valley” and together with Holding, Madera, Columbia and Stockton, the “Borrowers”), WestLB AG, New York Branch, as administrative agent for the Senior Secured Parties (in such capacity, the “Administrative Agent”), WestLB AG New York Branch, as collateral agent for the Senior Secured Parties (in such capacity, the “Collateral Agent” and, collectively with the Administrative Agent, the “Agent”) and Amarillo National Bank, as accounts bank for the Senior Secured Parties (the “Accounts Bank”), as parties to the Credit Agreement (defined below).  Capitalized terms used in this Agreement which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

RECITALS:

WHEREAS, the Borrowers, Administrative Agent, Collateral Agent, Accounts Bank and the lenders party thereto from time to time are parties to that certain Credit Agreement dated as of February 27, 2007 (as amended by that certain Successor Accounts Bank and Amendment Agreement dated as of August 27, 2007, as further amended by that certain Waiver and Third Amendment to Credit Agreement dated as of March 25, 2008, as further amended by that certain Fourth Amendment to Credit Agreement dated as of April 24, 2008, as further amended by that certain Fifth Amendment to Credit Agreement dated as of October 24, 2008 and as further amended by that certain Sixth Amendment to Credit Agreement dated as of December 30, 2008, the “Credit Agreement”);

WHEREAS, the Borrowers, Administrative Agent, Collateral Agent and the Senior Secured Parties entered into that certain Limited Waiver and Forbearance Agreement dated as of February 17, 2009 and that certain Second Limited Waiver and Forbearance Agreement dated as of February 27, 2009;

WHEREAS, the Borrowers were unable to pay the Term Loan interest payment due and payable on the scheduled payment date in accordance with Section 9.01(a) of the Credit Agreement, which nonpayment constituted an Event of Default (the “Interest Payment Event of Default”);

WHEREAS, the Borrowers have advised Agent that they will be unable to pay the Term Loan principal and interest payment due and payable on the scheduled payment date in accordance with Section 9.01(a) of the Credit Agreement, which nonpayment will constitute an Event of Default  (the “Anticipated Principal Payment Default”);

WHEREAS, the Defaults and Events of Default set forth on Schedule I attached hereto have occurred and are continuing under the Credit Agreement (collectively, the “Existing Events of Default”);

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WHEREAS, the Borrowers have advised Agent that they do not expect to be in compliance with certain other provisions of the Credit Agreement which would give rise during the Forbearance Period (as defined below) to the Events of Default set forth on Schedule II attached hereto (collectively, the “Anticipated Defaults”);

WHEREAS, as a result of the occurrence of the Existing Events of Default and pursuant to the Credit Agreement and other Financing Documents, (i) the Senior Secured Parties are under no further obligation to make Loans or other financial accommodations to Borrowers under the Credit Agreement and (ii) the Agent and the Senior Secured Parties are entitled, among other things, to enforce their rights and remedies against the Borrowers and the Collateral, including, without limitation, accrual of default interest, the right to accelerate and immediately demand payment in full of the Obligations and foreclose on the Collateral;

WHEREAS, the Borrowers have requested that the Agent and the Senior Secured Parties agree and, subject to the terms and conditions of this Agreement, the Agent and the Senior Secured Parties have agreed, to forbear from demanding immediate payment of certain amounts and exercising their right to foreclose on any or all of the Collateral from the date hereof through the earliest to occur of (i) April 30, 2009; (ii) the date of termination of the Forbearance Period pursuant to Section 6 hereof; and (iii) the date on which all of the Obligations have been paid in full and the Credit Agreement has been terminated (the “Forbearance Period”);

WHEREAS, an Event of Default has occurred under Sections 5(a)(vi) and 5(a)(vii)(2) (together, the “Interest Rate Protection Agreement Events of Default”) of the ISDA Master Agreement dated February 26, 2007 (the “Interest Rate Protection Agreement”) between Holding and WestLB, New York Branch (in such capacity, the “Interest Rate Protection Provider”);

WHEREAS, Holding has advised the Interest Rate Protection Provider that it will be unable to pay the interest payment due and payable on the scheduled payment date in accordance with Section 5(a)(i) of the Interest Rate Protection Agreement, which nonpayment will constitute an Event of Default  (the “Anticipated Swap Interest Payment Default”);

WHEREAS, Holding has requested that the Interest Rate Protection Provider agree and, subject to the terms and conditions of this Agreement, the Interest Rate Protection Provider has agreed, to refrain from terminating the Interest Rate Protection Agreement from the date hereof through the Forbearance Period subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and Senior Secured Parties hereby agree as follows:

1.  Incorporation of Preliminary Statements.  The preliminary statements set forth above are hereby incorporated into this Agreement as accurate and complete statements of fact.  Without limiting the foregoing, each Borrower hereby acknowledges and agrees that (a) the Interest Payment Event of Default and the Existing Events of Default have occurred and are continuing under the terms of the Credit Agreement and the Interest Rate Protection Agreement Events of Default have occurred and are continuing under the terms of the Interest Rate Protection Agreement, and none of the Borrowers has any disputes, defenses or counterclaims of any kind with respect thereto; (b) the Senior Secured Parties are under no obligation to make Loans or other financial accommodations to the Borrowers under the Credit Agreement; (c) the Interest Rate Protection Provider has the right to terminate the Interest Rate Protection Agreement on the date hereof; (d) the Agent, on behalf of the Senior Secured Parties has, and shall continue to have, valid, enforceable and perfected security interests in and liens upon the Collateral heretofore granted by Borrowers to the Collateral Agent and Senior Secured Parties pursuant to the Financing Agreements or otherwise granted to or held by the Collateral Agent or the Senior Secured Parties; (e) absent the effectiveness of this Agreement, the Agent and Senior Secured Parties have the right to immediately enforce their security interest in, and liens on, the Collateral; and (f) the outstanding Loans and all other Obligations are payable pursuant to the Credit Agreement or Interest Rate Protection Agreement, as applicable, without defense, dispute, offset, withholding, recoupment, counterclaim or deduction of any kind.

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2.  Covenant re Interest Payment Event of Default and Anticipated Principal Payment Default.

Provided that no Forbearance Default (as defined below) occurs, and subject in all respects to the terms and conditions of this Agreement including satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 4 below, during the Forbearance Period each Senior Secured Party agrees that it shall not (i) direct the Administrative Agent to declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable or (ii) direct the Collateral Agent to exercise any or all remedies provided for under the Credit Agreement or the other Financing Documents solely on account of the Interest Payment Event of Default and the Anticipated Principal Payment Default.  Nothing contained herein shall limit the right of a Senior Secured Party to exercise remedies with respect to the obligations under its Note(s).  Upon termination of the Forbearance Period, the Senior Secured Parties shall have the right to enforce any and all remedies with respect to the Anticipated Principal Payment Default.

3.  Forbearance.

(a)           Credit Agreement.

(i)  Each Borrower agrees and acknowledges that the Existing Events of Default set forth on Schedule I have occurred and are continuing.

(ii) Each Borrower has advised Agent that such Borrower does not expect to be in compliance with certain provisions of the Credit Agreement which would give rise to the Anticipated Defaults set forth on Schedule II.

(iii) Each Borrower hereby agrees and acknowledges that (A) Schedule I represents a complete and accurate list of all Existing Events of Default (other than the Interest Payment Event of Default) which are in existence as of the Effective Date (as hereinafter defined); and (B) Schedule II represents a complete and accurate list of all provisions in the Credit Agreement which it reasonably believes may give rise to an Anticipated Default (other than the Anticipated Principal Payment Default).

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(iv) Provided that no Forbearance Default (as defined below) occurs, subject to the terms and conditions of this Agreement and satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 4 below, during the Forbearance Period, the Agent and the Senior Secured Parties hereby forbear from exercising, on account of the Existing Events of Default and the Anticipated Defaults, those rights and remedies afforded to them under the Credit Agreement, the other Financing Documents and applicable law.

(b)           Interest Rate Protection Agreement.

(i) Holding acknowledges that the Interest Rate Protection Agreement Events of Default have occurred and are continuing.

(ii) Holding has advised the Interest Rate Protection Provider that it does not expect to be in compliance with Section 5(a)(i) of the Interest Rate Protection Agreement which would give rise to the Anticipated Swap Interest Payment Default.

(iii) Holding hereby agrees and acknowledges that (A) the Interest Rate Protection Agreement Events of Default completely and accurately represent all of the Events of Default (as defined in the Interest Rate Protection Agreement) or Termination Events (as defined in the Interest Rate Protection Agreement) which are in existence under the Interest Rate Protection Agreement as of the Effective Date; and (B) the Anticipated Swap Interest Payment Default completely and accurately represents all of the provisions of the Interest Rate Protection Agreement which it reasonably believes may give rise to an Event of Default under the Interest Rate Protection Agreement during the Forbearance Period;

(iv) Provided that no Forbearance Default (as defined below) occurs, subject to the terms and conditions of this Agreement and satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 4 below, during the Forbearance Period, the Interest Rate Protection Provider hereby agrees to not exercise, on account of the Interest Rate Protection Agreement Events of Default and the Anticipated Swap Interest Payment Default, those rights and remedies afforded it under the Interest Rate Protection Agreement, Credit Agreement, the other Financing Documents and applicable law; provided however, notwithstanding anything to the contrary set forth in the Credit Agreement, to the extent that the Interest Rate Protection Provider postpones or reschedules any accrued and unpaid interest payment due and payable under the Interest Rate Protection Agreement (whether during the term of this Agreement or at any time hereafter), upon termination of the Interest Rate Protection Agreement, such amounts shall be (A) excluded from the calculation of the Swap Termination Value and (B) included in the portion of the Obligations payable under Section 9.04(c) of the Credit Agreement.

4.  Conditions of Effectiveness of this Agreement.   This Agreement shall become effective as of the date hereof (the “Effective Date”) when, and only when:

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(a)           The Agent shall have received counterparts of this Agreement duly executed and delivered by the Borrowers and the Accounts Bank;

(b)           The Agent shall have received the Updated 13-Week Cash Flow Forecast (as defined below) in form and substance acceptable to the Agent;

(c)           The Agent shall have received an agreement, in form and substance satisfactory to the Agent, pursuant to which Wachovia, as agent, and the other lenders party thereto have agreed to continue to forbear from exercising their rights against Pacific Ethanol Inc. (“Pacific Ethanol”) and Kinergy Marketing, LLC (“Kinergy”) pursuant to the terms of their financing arrangements with Pacific Ethanol and Kinergy co-terminous with the Forbearance Period and such forbearance shall be in full force and effect;

(d)           The Agent shall have received an agreement, in form and substance satisfactory to the Agent, pursuant to which Lyles United, LLC agrees to forbear from exercising its rights against Pacific Ethanol, Pacific Ethanol California, Inc., and Pacific Ag Products, LLC, pursuant to the terms of that certain Loan Restructuring Agreement dated as of November 7, 2008 and the other instruments referred to therein, for a forbearance period co-terminous with the Forbearance Period and such forbearance shall be in full force and effect;

(e)           The Agent shall have received evidence satisfactory to it that Pacific Ethanol has received proceeds of not less than $2,000,000 from the issuance of notes (the “Junior Notes”) which Notes shall be satisfactory in all respects (including, without limitation, term and ranking) to the Agent.  The Borrowers shall have concurrently provided the Agent and the Agent’s financial and legal advisors with a Updated 13-Week Cash Flow Forecast (as defined below) satisfactory in all respects to the Agent setting forth how Pacific Ethanol, Kinergy and the Borrowers will use such proceeds.

(f)           All of the representations and warranties of the Borrowers contained in this Agreement shall be true and correct on and as of the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(g)           The Agent shall have received payment in full of all fees and expenses due and payable in accordance with the terms of this Agreement and the Credit Agreement (including reasonable and documented legal fees and expenses of the Agent’s counsel and other advisors).

5.  Representations and Warranties.  To induce the Agent and the Senior Secured Parties to enter into this Agreement, each Borrower represents and warrants to the Agent and the Senior Secured Parties (which representations and warranties shall be made on and as of the Effective Date):

(a)           Such Borrower has the requisite corporate power and authority and the legal right to execute and deliver this Agreement, and to perform the transactions contemplated hereby.  The execution, delivery and performance by such Borrower of this Agreement, (i) are within the Borrower’s corporate power; (ii) have been duly authorized by all necessary corporate or other action; (iii) do not contravene or cause the Borrower or any other Loan Party to be in default under (x) any provision of the Borrower’s or other Loan Party’s formation documents or bylaws, (y) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Borrower or other Loan Party or its property, or (z) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or other Loan Party or its property; (iv) will not result in the creation or imposition of any Lien upon any of the property of the Borrower or other Loan Party or any Subsidiary thereof other than those in favor of the Agent or any Senior Secured Party, all pursuant to the Financing Documents; and (e) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect.

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(b)           This Agreement has been duly executed and delivered by such Borrower.  Each of this Agreement, the Credit Agreement (as modified herein), the Interest Rate Protection Agreement (as modified herein) and the other Financing Documents (as modified hereby) to which each Borrower is a party is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject, as to enforceability, to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity, and is in full force and effect.

(c)           Except as to those representations and warranties now made inconsistent with the terms of this Agreement or which constitute the Interest Payment Event of Default, an Existing Event of Default, the Anticipated Principal Payment Default, an Anticipated Default, the Anticipated Swap Interest Payment Default or the Interest Rate Protection Agreement Events of Default, the representations and warranties of each Borrower and Loan Party contained in each Financing and Project Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d)           No Default or Event of Default under the Credit Agreement or Interest Rate Protection Agreement arising other than as a result of the Interest Payment Event of Default, Existing Events of Default, the Anticipated Defaults, the Anticipated Principal Payment Default, the Anticipated Swap Interest Payment Default or the Interest Rate Protection Agreement Events of Default shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof.

(e)           No Forbearance Default (as defined below) has occurred.

6.  Forbearance Defaults:  The following events shall constitute “Forbearance Defaults”):

(a)           any failure to pay principal payments (other than the Anticipated Principal Payment Default), interest payments (other than the Interest Payment Event of Default and the Anticipated Swap Interest Payment Default) or any other payments in accordance with the terms of the Credit Agreement or the Interest Rate Protection Agreement; or

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(b)           any Borrower or Loan Party shall fail to observe or perform any other term, covenant, or agreement binding on it contained in this Agreement, or any other agreement, instrument, or document executed in connection with this Agreement; or

(c)           the occurrence of an Event of Default under the Credit Agreement, the Interest Rate Protection Agreement or any of the other Financing Documents or any Project Document, other than an Existing Event of Default, an Anticipated Default, the Interest Payment Event of Default, the Anticipated Principal Payment Default, the Anticipated Swap Interest Payment Default or either of the Interest Rate Protection Agreement Events of Default;

(d)           any instrument, document, report, schedule, agreement, representation or warranty, oral or written, made or delivered to the Agent or any Senior Secured Parties by any  Borrower or Loan Party shall be false or misleading in any material respect when made, or deemed made, or delivered; or

(e)           the proceeds of the Junior Notes shall have been fully utilized by Pacific Ethanol, Kinergy and the Borrowers on or before April 30, 2009, or for any reason Pacific Ethanol fails to make available, or is unable to make available, to any Borrower, funds adequate to support such Borrower’s current level of operations (taking into account any other sources of funding available to such Borrower).

Upon the occurrence of any Forbearance Default, the Agent, upon the direction of the Required Senior Secured Parties, may by notice to Borrowers immediately terminate the Forbearance Period and/or declare all of the Obligations immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Section 9.01(i) of the Credit Agreement, the Forbearance Period shall automatically terminate and all Obligations shall automatically become immediately due and payable, without notice or demand of any kind.  Upon the termination or expiration of the Forbearance Period, if at such time the outstanding amount of the Obligations have not been paid in full, the Agent and the Senior Secured Parties shall be entitled to exercise all of their rights and remedies under the Credit Agreement, the Interest Rate Protection Agreement, the other Financing Documents and applicable law, including, without limitation, the right to declare all of the Obligations to be immediately due and payable and to enforce their liens on, and security interests in, the Collateral.  The occurrence of any Forbearance Default shall constitute an Event of Default under the Credit Agreement, the Interest Rate Protection Agreement and the other Financing Documents.

7.  Forbearance Period Covenants.  In order to induce the Senior Secured Parties to enter into this Agreement and forbear or otherwise refrain during the Forbearance Period from exercising the Agent and Senior Secured Parties’ rights and remedies with respect to the Interest Payment Event of Default and the Existing Events of Default, each Borrower covenants that on or before the date hereof, the Borrowers shall deliver to the Agent an updated thirteen (13) week cash flow forecast of Pacific Ethanol and its Subsidiaries attached hereto as Exhibit 1 (the “Updated 13-Week Cash Flow Forecast”), in form and substance satisfactory to the Agent, which has been thoroughly reviewed by the Borrowers and its management and sets forth for the periods covered thereby: (i) projected weekly operating cash receipts for Pacific Ethanol and each of its Subsidiaries (on a consolidated and on an entity by entity basis) for each week commencing with the week ending March 30, 2009, (ii) projected weekly operating cash disbursements for Pacific Ethanol and each of its Subsidiaries (on a consolidated and on an entity by entity basis) for each week commencing with the week ending March 30, 2009, and (iii) projected aggregate principal amount of outstanding and available Loans for the Borrowers each week commencing with the week ending as of March 30, 2009 (collectively, the “Projected Information”).  In addition to the Updated 13-Week Cash Flow Forecast, by no later than 5:00 p.m. (Pacific time) on the second Business Day of each week commencing on March 31, 2009, Borrowers shall deliver to the Agent, in form and substance satisfactory to the Agent, an updated thirteen (13) week forecast for Pacific Ethanol and each of its Subsidiaries (on a consolidated and on an entity by entity basis) prepared on a cumulative, weekly roll forward basis, together with a report that sets forth for the immediately preceding week a comparison of the actual cash receipts, cash disbursements, loan balance and loan availability to the Projected Information for such weekly periods set forth in the forecast on a cumulative, weekly roll-forward basis, duly completed and executed by the Chief Executive Officer, Chief Financial Officer or other financial or senior officer of the Borrowers.

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8.  Status of Credit Agreement and Other Financing Documents; No Novation; Reservation of Rights and Remedies

(a)           Upon the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the Financing Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and supplemented hereby.

(b)           This Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of, or a forbearance with respect to, any term or condition of the Credit Agreement, the Interest Rate Protection Agreement or any other Financing Document, except as expressly provided herein, (ii) prejudice any right or rights which the Agent, any Senior Secured Party or any Lender Parties (as defined in Section 10 below) may now have or may have in the future under or in connection with the Credit Agreement or any other Financing Document, (iii) require the Agent or any Senior Secured Party to agree to a similar transaction or forbearance on a future occasion.

(c)           Except to the extent specifically provided herein, the respective provisions of the Credit Agreement and the other Financing Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, including, without limitation, the accrual of interest at the Default Rate on overdue amounts in accordance with Section 3.06 of the Credit Agreement, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

(d)           This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement, or any of the other Financing Documents, except as specifically set forth herein.

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(e)           Except as expressly provided herein, the Agent and the Senior Secured Parties expressly reserve all rights, claims and remedies that any of them have or may have against the Borrowers.

9.  Acknowledgment of Validity and Enforceability of the Credit Agreement and other Financing Documents.  Each Borrower expressly acknowledges and agrees that the Credit Agreement, the Interest Rate Protection Agreement and the other Financing Documents to which it is a party are valid and enforceable by the Senior Secured Parties against such Borrower and, except as expressly modified pursuant to this Agreement, expressly reaffirms each of its Obligations under each Financing Document to which it is a party.  Each Borrower further expressly acknowledges and agrees that the Agent, for its own benefit and for the benefit of the Senior Secured Parties, has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral.  Each Borrower agrees that it shall not dispute the validity or enforceability of the Credit Agreement, the Interest Rate Protection Agreement or any of the other Financing Documents or any of its Obligations thereunder, or the validity, priority, enforceability or extent of the Agent’s security interest in or lien against any item of Collateral, either during or following the expiration of the Forbearance Period.

10. Release; Covenant Not to Sue.

(a)           Each Loan Party acknowledges that the Agent and the Senior Secured Parties would not enter into this Agreement without the Borrowers’ assurance that each Borrower has no claim against the Agent or any Senior Secured Parties, their respective parent corporations, Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants, or any of their respective predecessors, successors, heirs and assigns (collectively, the “Lender Parties” and each, a “Lender Party”) arising out of the Financing Documents or the transactions contemplated thereby.  Each Loan Party, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the “Releasors”) releases each Lender Party from any known or unknown claims which any Borrower now has against any Lender Party of any nature, including any claims that any Releasor, or any Releasor’s successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, arising out of or related to the Financing Documents or the transactions contemplated thereby (individually, a “Claim” and collectively, “Claims”).

(b)           Except as expressly provided herein, the Releasors each expressly waive any statutory or other limitation on the enforceability of a general release of unknown claims which, if known, would have materially affected this Agreement.  EACH RELEASOR HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS, INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

●           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

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EACH RELEASOR AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE, INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR SIMILAR LAW IN ANOTHER JURISDICTION, SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS AGREEMENT.

(c) The provisions, waivers and releases set forth in this Section 10 are binding upon each Releasor.  The provisions, waivers and releases of this Section 10 shall inure to the benefit of each Lender Party.

(d) The provisions of this Section 10 shall survive payment in full of the Obligations, full performance of all of the terms of this Agreement, the Credit Agreement, the Interest Rate Protection Agreement and the other financing Documents and/or any action by the Agent or any Lender Party to exercise any remedy available under the Financing Documents or applicable law.

(e) Each Releasor represents and warrants that each such Releasor is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Releasor has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.  Each Releasor shall jointly and severally indemnify and hold harmless each Lender Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

(f) Each Releasor, on behalf of themselves and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally covenant and agree with each Lender Party that they will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Lender Party on the basis of any Claim released, remised and discharged by the Lender Parties pursuant to Section 10(a) above.  If any Releasor violates the foregoing covenant, such Releasor agrees to pay, in addition to such other damages as any Lender Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Lender Party as a result violation.

11.  No Waiver.  Each Borrower hereby acknowledges and agrees that the Agent’s or any Senior Secured Party’s failure, at any time or times hereafter, to require strict performance by the Borrowers of any provision or term of this Agreement, the Credit Agreement, the Interest Rate Protection Agreement or any other Financing Document shall not waive, affect or diminish any right of the Agent or any Senior Secured Party thereafter to demand strict compliance and performance therewith.  Any suspension or waiver by the Agent or the Senior Secured Parties of a Forbearance Default or of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Forbearance Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

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12.  Sole Benefit of Parties.  This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement.

13.  Limitation on Relationship Between Parties.  The relationship of Agent and the Senior Secured Parties, on the one hand, and the Borrowers, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor.  Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement, the Interest Rate Protection Agreement or any of the other Financing Documents shall be deemed or construed to create a fiduciary relationship between the parties.

14.  No Assignment.  This Agreement shall not be assignable by any Borrower without the written consent of the Agent.  Each Senior Secured Party may assign to one or more Persons all or any part of, or any participation interest in, such Senior Secured Party’s rights and benefits hereunder in accordance with Section 11.3 of the Credit Agreement provided that such Person is bound by the terms and limitations of this Agreement.

15.  Miscellaneous.  This Agreement is a Financing Document.  The section and subsection titles contained in this Agreement are included for the sake of convenience only, and shall not affect the meaning or interpretation of this Agreement, the Credit Agreement, the Interest Rate Protection Agreement or any other Financing Documents or any provisions hereof or thereof.

16. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

17. Consultation with Counsel.  Each Borrower represents to the Agent and the Senior Secured Parties that it has discussed this Agreement, including the provisions of Sections 10, 13 and 16 hereof, with its attorneys.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

19.  Headings.   Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

20.  No Course of Dealing.  The Senior Secured Parties have entered into this Agreement on the express understanding with the Borrowers that in entering into this Agreement the Senior Secured Parties are not establishing any course of dealing with the Borrowers.  The Agent’s and the Senior Secured Parties’ rights to require strict performance with all the terms and conditions of the Credit Agreement and the Interest Rate Protection Agreement, each as modified by this Agreement, and the other Financing Documents shall not in any way be impaired by the execution of this Agreement.  Neither the Agent nor any Senior Secured Party shall be obligated in any manner to execute any amendments or further waivers, and if any such amendments or further waivers are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Senior Secured Parties may require the payment of fees in connection therewith.

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21.  Expenses.  The Borrowers hereby acknowledge and agree that all fees, costs and expenses of Agent and Senior Secured Parties (including the reasonable and documented fees, costs and expenses of counsel or other advisors, if any) incurred in connection with the transactions contemplated by this Agreement shall be payable by the Borrowers in accordance with the Credit Agreement.

22.  Further Assurances.  At Agent’s request, Borrowers shall execute and deliver such additional documents and take such additional actions as the Agent requests to effectuate the provisions and purposes of this Agreement and to protect and/or maintain perfection of the Senior Secured Parties’ security interests in and liens upon the Collateral.

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[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

PACIFIC ETHANOL HOLDING CO. LLC,
as Borrower

By: /s/ BRYON MCGREGOR
Name: Bryon McGregor
Title: VP Finance

PACIFIC ETHANOL MADERA LLC,
as Borrower

By: /s/ BRYON MCGREGOR
Name: Bryon McGregor
Title: VP Finance

PACIFIC ETHANOL COLUMBIA, LLC,
as Borrower

By: /s/ BRYON MCGREGOR
Name: Bryon McGregor
Title: VP Finance

PACIFIC ETHANOL STOCKTON, LLC,
as Borrower

By: /s/ BRYON MCGREGOR
Name: Bryon McGregor
Title: VP Finance

PACIFIC ETHANOL MAGIC VALLEY LLC,
as Borrower

By: /s/ BRYON MCGREGOR
Name: Bryon McGregor
Title: VP Finance
WESTLB AG, NEW YORK BRANCH, as Agent

Signature Page
Execution Version

By: /s/ RONALD SPITZER
Name: Ronald Spitzer
Title:  Duly Authorized Signatory

By: /s/ DOMINICK D’ASCOLI
Name: Domonick D’Ascoli
Title:  Duly Authorized Signatory

WESTLB AG, NEW YORK BRANCH,
as Collateral Agent

By: /s/ RONALD SPITZER
Name: Ronald Spitzer
Title:  Duly Authorized Signatory

By: /s/ DOMINICK D’ASCOLI
Name: Domonick D’Ascoli
Title:  Duly Authorized Signatory

WESTLB AG, NEW YORK BRANCH,
as Senior Secured Party

By: /s/ RONALD SPITZER
Name: Ronald Spitzer
Title:  Duly Authorized Signatory

By: /s/ DOMINICK D’ASCOLI
Name: Domonick D’Ascoli
Title:  Duly Authorized Signatory

Signature Page
Execution Version

WESTLB AG, NEW YORK BRANCH,
as Interest Rate Protection Provider

By: /s/ RONALD SPITZER
Name: Ronald Spitzer
Title:  Duly Authorized Signatory

By: /s/ DOMINICK D’ASCOLI
Name: Domonick D’Ascoli
Title:  Duly Authorized Signatory

Signature Page
Execution Version

AMARILLO NATIONAL BANK,
as Accounts Bank

By: /s/ CRAIG L. SANDERS
Name: Craig L. Sanders
Title:  Executive Vice President

AMARILLO NATIONAL BANK,
as Senior Secured Party

By: /s/ CRAIG L. SANDERS
Name: Craig L. Sanders
Title:  Executive Vice President

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Execution Version

BANCO DE SABADELL, as Senior Secured Party By: /s/ A. Von Dincklage Name: A. Von Dincklage Title: S.V.P.

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Execution Version

CIFC FUNDING 2007-III LTD.,
as Senior Secured Party

By: ______________________________________
Name:
Title:

CIFC FUNDING 2007-IV LTD.,
as Senior Secured Party

By: ______________________________________
Name:
Title:

Signature Page
Execution Version

CIT CAPITAL SECURITIES LLC,
as Lead Arranger and Co-Syndication Agent Senior Secured Party

By: ______________________________________
Name:
Title:

CIT CAPITAL USA INC.,
as Senior Secured Party

By: ______________________________________
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC., as Senior Secured Party By: ______________________________________ Name: Title:

Signature Page
Execution Version

CREDIT SUISSE CANDLEWOOD SPECIAL SITUATIONS MASTER FUND, LTD. By: Credit Suisse Alternative Capital, Inc. as investment manager By: /s/ DAVID KOENIG Name: David Koenig Title: Authorized Signatory

Signature Page
Execution Version

LISPENARD STREET CREDIT (MASTER), LTD.
By: DiMaio Ahmad Capital LLC, as Investment Manager

By: /s/ KULJINDER CHASE
Name: Kuljinder Chase
Title:  Managing Director

POND VIEW CREDIT (MASTER), L.P.
By: DiMaio Ahmad Capital LLC, as Investment Manager

By: /s/ KULJINDER CHASE
Name: Kuljinder Chase
Title:  Managing Director

Signature Page
Execution Version

UNITED FCS, PCA (F/K/A FARM CREDIT
SERVICES OF MINNESOTA VALLEY, PCA),
D/B/A FCS COMMERCIAL FINANCE GROUP,
as Senior Secured Party

By: /s/ DANIEL J. BEST
Name: Daniel J. Best
Title:  Asst. Vice President

Signature Page
Execution Version

HAF FUNDING 2008-1 LIMITED, as Senior Secured Party By: ______________________________________ Name: Title:

Signature Page
Execution Version

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Senior Secured Party By: /s/ ALFRED S. COMPTON, JR. Name: Alfred J. Compton, Jr. Title: Vice President / Managing Director

Signature Page
Execution Version

METROPOLITAN LIFE INSURANCE COMPANY, as Senior Secured Party By: /s/ JOHN A. TANYERI Name: John A. Tanyeri Title: Director

Signature Page
Execution Version

NORDKAP BANK AG, as Senior Secured Party By: /s/ JEFFREY P. RIOPELLE Name: Jeffrey P. Riopelle Title: SVP By: /s/ BATCHIMEG GADOLA Name: Batchimeg Gadola Title: AVP

Signature Page
Execution Version

NORDDEUTSCHE LANDESBANK
GIROZENTRALE NEW YORK BRANCH,
as Senior Secured Party

By: /s/ JOSEF HAAS
Name: Josef Haas
Title:  Senior Director

By: /s/ STEFANIE SCHOLZ
Name: Stefanie Scholz
Title:  Managing Director

Signature Page
Execution Version

NORTHWEST FARM CREDIT SERVICES, FLCA, as Senior Secured Party By: /s/ CASEY KINZER Name: Casey Kinzer Title: Account Manager

Signature Page
Execution Version

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND”, NEW YORK BRANCH,
as Senior Secured Party

By: /s/ JEFF BLISS
Name: Jeff Bliss
Title:  Executive Director

By: /s/ ANDREW SHERMAN
Name: Andrew Sherman
Title:  Executive Director

Signature Page
Execution Version

BANCO SANTANDER S.A., NEW YORK BRANCH, as Senior Secured Party By: ______________________________________ Name: Title: By: ______________________________________ Name: Title:

Signature Page
Execution Version

SHOREBANK PACIFIC, as Senior Secured Party By: /s/ KENDALL LEACH Name: Kendall Leach Title: SVP/CCO

Signature Page
Execution Version

CIFC FUNDING 2007-48, LTD.,
as Senior Secured Party

By: _____________________________________
Name:
Title:

CIFC FUNDING 2007-50, LTD.,
as Senior Secured Party

By: _____________________________________
Name:
Title:

Signature Page
Execution Version

SCHEDULE I

 EXISTING EVENTS OF DEFAULT

(a)     Breach by Borrowers of Section 9.01(c), which requires Borrowers to strictly comply with the performance and observance of any of its obligations under Section 7.01(g)(vi).  Several construction expenses relating to the Stockton Plant (estimated at $150,000) were unknowingly paid from the Operating Account due to changes in Borrowers’ staff and inadequate plant coding of invoices.  Also, approximately $175,000 of construction costs relating to the Stockton Plant were initially paid out of the Stockton Construction Acct, and will be reimbursed with equity from Pacific Ethanol.

(b)     Breach by Borrowers of Section 9.01(c), which requires Borrowers to strictly comply with the performance and observance of any of its obligations under Section 7.02(p).  Section 7.02(p) prohibits a suspension or abandonment for more than 60 days without the prior written approval of the Required Senior Secured Parties and the Madera, Stockton and Burley Plants have not produced ethanol for a period greater than 60 days as of the date hereof.

(c)     Breach by Borrowers of Section 9.01(c), which requires Borrowers to strictly comply with the performance and observance of any of its obligations under Section 7.02(s).  Borrowers have failed to comply with the Restricted Payments provisions set forth in Section 7.02(s) when (i) repaying amounts advanced from Pacific Ethanol to support plant operations; (ii) transferring funds by and among, the Borrowers, Pacific Ethanol and its Subsidiaries, Pacific Ag. Products and Kinergy from time to time including, but not limited to, transferring funds to Pacific Ethanol in connection with the payment of dividends to holders of Pacific Ethanol’s Series B Preferred Shares.

(d)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of their obligations under Section 3.10(c) and such failure remained unremedied for a period of thirty (30) days after any Borrowers obtained or should have obtained, knowledge thereof.  The Borrowing Base Certificate for December 31, 2008 is expected to demonstrate that the then-outstanding principal amount of the Working Capital Loans exceeds the then-effective Aggregate Working Capital Commitment or the then-applicable Working Capital Loan Availability.  The Borrowers will not be able to repay such excess amount as required by Section 3.10(c).

(e)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.01(s) and such failure remained unremedied for a period of thirty (30) days after any Borrowers obtained or should have obtained, knowledge thereof.  Borrowers failed to prepare quarterly calculations required by Section 7.01(s).

(f)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.01(y) and such failure remained unremedied for a period of thirty (30) days after any Borrowers obtained or should have obtained, knowledge thereof.  Final Completion of the Stockton Plant was not achieved by January 25, 2009, as required by Section 7.01(y).

Schedule I

(g)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(n) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  Borrowers did not deliver the Borrowing Base Certificate for the period month ending December 31, 2008 in accordance with Section 7.03(n) by February 15, 2009.

(h)     Breach by Borrowers of Section 9.01(g), which prohibits any judgment to be rendered against any or all of the Borrowers in an amount in excess of $2,000,000 in the aggregate and against Kinergy in an amount in excess of $2,500,000 in the aggregate.  Western Ethanol Company, LLC has obtained a pre-judgment writ of attachment in the amount of $3,700,000 against Kinergy.

(i)     Breach by Borrowers of Section 9.01(f), which may impose a cross-default to the Kinergy Marketing LLC financing arrangement with Wachovia.

(j)     Breach by Borrowers of Section 9.01(f), which may impose a cross-default to the Interest Rate Protection Agreement with WestLB as a result of the Interest Rate Protection Agreement Events of Default.

(k)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(d) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  The Borrowers have not delivered a statement of an Authorized Officer setting forth the details of the Events of Default listed on this Schedule I within five (5) days after the occurrence of such Events of Default, as required by Section 7.03(d).

Schedule I

SCHEDULE II

ANTICIPATED DEFAULTS

(a)     Breach by Borrowers of Section 9.01(f), which imposes a cross-default to the Pacific Ethanol Imperial LLC financing arrangement with Lyle.  Pacific Ethanol expects to be in default of certain payment obligations by the first week of March.

(b)     Breach by Borrowers of Section 9.01(o), which prohibits an Event of Abandonment.  An Event of Abandonment will occur if any of the Plants are placed into hot idle or cold shut down for more than 90 days.

(c)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(p) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  Borrowers did not deliver the Operating Statement due on February 16, 2009.

(d)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(n) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  Borrowers have informed the Agent that they will not deliver the Borrowing Base Certificate for the month ending January 31, 2009 or February 28, 2009 by March 15, 2009 or April 15, 2009, respectively, in accordance with Section 7.03(n).

(e)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(b) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  Borrowers have informed the Agent that they will not be able to deliver the annual audit report for Pacific Ethanol and Holding within ninety (90) days after the end of the Fiscal Year accompanied by an unqualified opinion of the auditors stating that such financial statements shall not be subject to any “going concern” or like qualification or exception as to the scope of such audit.

(f)     Breach by Borrowers of Section 9.01(d), which requires Borrowers to comply with the performance and observance of its obligations under Section 7.03(d) and such failure remains unremedied for a period of thirty (30) days after any Borrowers obtains or should have obtained, knowledge thereof.  Borrowers do not expect to deliver a statement of an Authorized Officer setting forth the details of the Anticipated Defaults listed on this Schedule II within five (5) days after the occurrence of such Anticipated Defaults, as required by Section 7.03(d).

Schedule II

EXHIBIT 1

UPDATED 13-WEEK CASH FLOW FORECAST

[See Attached]

 Exhibit 1